                                                               EXHIBIT 99.(c.16)

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

                               OVERVIEW / SUMMARY

latest, "lean" edition (excess demand/low op costs):

1,500 slots (@$340/day), a minimum of $25mn up front, $34mn cash invested in everything but slots (new construction is $25mn), slots assumed to be leased at 5% of gross, and the Wonderland property included on the balance sheet at $13mn, for a (baseline) total asset base of $73mn:

    Exhibit:     A1      Balance Sheet (lean / $25 million fee)
                 B1      Income Statement (35%* retention)   IRR =  12.4%
                 C1      Income Statements for Other Operations
                         Notes to Financial Projections

the following examine various permutations of these parameters:

                 D15 What ROI, given dollars up front and retention rate E15 What dollars up front, given ROI and retention rate F15 What retention rate, given ROI and dollars up front the following assume win at $380/slot/day (up from $340):

               D15ups What ROI, given dollars up front and retention rate E15ups What dollars up front, given ROI and retention rate F15ups What retention rate, given ROI and dollars up front the following do the same with alternative numbers of slots:

               D10/ups               1,000 slots, $20mn new construction
               E10/ups               baseline win/slot/day = $350
               F10/ups               upside win/slot/day = $400

               D20/ups               2,000 slots, $30mn new construction
               E20/ups               baseline win/slot/day = $320
               F20/ups               upside win/slot/day = $350

               D25/ups               2,500 slots, $35mn new construction
               E25/ups               baseline win/slot/day = $290
               F25/ups               upside win/slot/day = $320

* These projections assume that the operator leases the slots; the if state does so, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357926

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

               EXHIBIT A1: BALANCE SHEET (LEAN / $25 MILLION FEE)

              (At full-scale opening, in millions of 2003 dollars)

                                                           12.4%
ASSETS:

      Cash / Working Capital                               $ 3.6

      Existing Land, Buildings, Etc.                          na
        less accumulated depreciation                         na
                                                           -----
      Net Existing Property                                $13.0(1)

      New Construction for Slots                           $25.0
      Slot Machines               (1,500)                    0.0(2)
      Food & Beverage Equipment                              2.3
      Other Equipment                                        4.5
      Initial License Fee                                   25.0
                                                           -----
      Total Assets                                         $73.3

LIABILITIES:

      Payables, etc.                                       $ 0.7

      Long-Term Debt                                         0.0

      Equity                                                72.6
                                                           -----
      Total Liabilities                                    $73.3


(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 1500 slots assumed to be leased for 5% of gross win. Revenue projections assume ongoing replacement at customary industry rates.

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357926

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY        Preliminary

              EXHIBIT B1: INCOME STATEMENT (LEAN / $25 MILLION FEE)

                       ($ million, based on 2003 dollars)

                                                            YEAR 1    YEAR 2    YEAR 3     YEAR 4    YEAR 5
REVENUES: (1)
                           1,500 slots
    Slot Win                $340 win/slot/day              $ 186.2    $191.7    $197.5     $203.4    $209.5

EXPENSES:                              35.0%
    Not retained by operator           65.0%               $ 121.0    $124.6    $128.4     $132.2    $136.2
    Other deductions (0%)                                      0.0       0.0       0.0        0.0       0.0
    Direct Payroll                                             9.1       9.3       9.6        9.9      10.2
    Payroll Taxes & Benefits                                   1.8       1.9       1.9        2.0       2.0
    Slot Lease Payments                                        9.3       9.6       9.9       10.2      10.5
    Other Slot Operating Costs                                 3.7       3.8       3.9        4.1       4.2
    Building Operating Costs                                   2.8       2.9       3.0        3.1       3.1
    Property Tax                                               1.8       1.8       1.9        2.0       2.0
    Advertising/Media Marketing                                3.7       3.8       3.9        4.1       4.2
    Promotion:  Food & Beverage                  $ 9.7
       Other Players' Club                         4.7
       Bussing & Other                             1.9
    Total Promotion                               ----        16.2      16.7      17.2       17.7      18.2
    Interest on Debt                                           0.0       0.0       0.0        0.0       0.0
    Depr'n &c:  Slots (3 years)                  $ 0.0
       Bldgs & Other (20/5 years)                  2.2
       Initial License Fee (5 years)               5.0
    Total Dep'n & Amort'n                         ----         7.2       7.2       7.2        7.2       7.2
                                                           -------    ------    ------     ------    ------
    Total Expenses                                         $ 176.6    $181.7    $186.9     $192.3    $197.8
                                                           -------    ------    ------     ------    ------
    Net Income from Slot Operations                        $   9.6    $ 10.1    $ 10.6     $ 11.1    $ 11.7
    Net Income / Food & Beverage 1                         $   4.3    $  4.4    $  4.7     $  5.1    $  5.8
                                                           -------    ------    ------     ------    ------
    Consolidated Net Income Before Tax                     $  13.9    $ 14.5    $ 15.3     $ 16.3    $ 17.5
    Corporate Income Taxes                                ($   4.2)  ($  4.4)  ($  4.6)   ($  4.9)  ($  5.2)
                                                           -------  --------    ------     ------    ------
    Net Income After Corporate Taxes                       $   9.7    $ 10.2    $ 10.7     $ 11.4    $ 12.2

    Add back: Depreciation (inc F&B)                       $   7.6    $  7.6    $  7.6     $  7.6    $  7.6
    Subtract:  Capital Invested                 ($72.6)                  0.0       0.0        0.0      13.0
                (inc Terminal Value)             -----     -------    ------    ------     ------    ------
    Result:  Net Cash Flow                      ($72.6)    $  17.3    $ 17.8    $ 18.3     $ 19.0    $ 32.8
                           IRR =       12.4%

(1)  Food, beverage, and racing operations presented on a net basis; see
     Exhibit C.

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357926

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

                      NOTES TO "LEAN" FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                          65%  x slot win

General inflation rate                           3.0% per year
Cash/working capital                             1.0  weeks of revenues
Slot lease rate (inc. systems)                   5.0%  x slot win
Revenue participation machines                    na
Lessor's share of such slots' revenues            na
Ancillary equipment                           $3,000  per slot
New construction                             $10,000  per slot (plus base)
Slot replacements in later years                   0% each year (NA)
Payables as % of working capital                  20% x working capital
Projected Total Slot jobs                        303  FTE
Payroll Taxes & Benefits                          20% x direct payroll
Other Slot Operating Costs                       2.0% x non-particip'n revenue
Building Operating Costs                         1.5% x slot win
Property Tax                                     2.0% x assets except cash
Advertising/Media Marketing                      2.0% x slot win
Promotion:
   Complimentary Food                             20% x food sales
   Complimentary Beverages                        40% x beverage sales
   Other Players' Club                           2.5% x slot win
   Bussing & Other                               1.0% x slot win
Annual interest on long-term debt                 10%
Combined corporate income tax rate                30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                    Food              Beverage
Total Sales                          12%          7%  x slot win
Cost of Goods Sold                   38%         20%  x gross sales
Direct Payroll                       38%         20%  x gross sales
Payroll Taxes & Benefits             20%         20%  x direct payroll
Other Operating Costs                19%         15%  x gross sales

F & B equipment                               $1,500  per slot
Projected Total Food & Bev jobs                  444  FTE

Projected Total jobs                             746  FTE

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357926

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

               EXHIBIT C1 : INCOME STATEMENTS FOR OTHER OPERATIONS

                       ($ million, based on 2003 dollars)

          FOOD & BEVERAGE                             YEAR 1
Total Food Sales ("comped" amount)                     $22.3      ($4.5)
Total Beverage Sales ("comped" amount)                  13.0      ( 5.2)
                                                       ------      -----
Total Food & Beverage Revenues (Comps)                 $35.4      ($9.7)

Cost of Goods Sold                                     $11.1
Direct Payroll                                          11.1
Payroll Taxes & Benefits                                 2.2
Other Operating Costs                                    6.2
Depreciation                                             0.5
                                                       -----
Total Food & Beverage Expenses                         $31.1
                                                       -----
Food & Beverage Net Income                             $ 4.3

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357926

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

                   NOTES TO "FULL-SCALE" FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                         65% x slot win

General inflation rate                          3.0% per year
Cash/working capital                            1.0  weeks of revenues
Slot lease rate (inc. systems)                  5.0% x slot win
Revenue participation machines                   na
Lessor's share of such slots' revenues           na
Ancillary equipment                         $ 3,000  per slot
New Construction (approx.)                  $10,000  per slot (plus base)
Slot replacements in later years                  0% each year (NA)
Payables as % of working capital                 20% x working capital
Projected Total Slot jobs                       324  FTE
Payroll Taxes & Benefits                         25% x direct payroll
Other Slot Operating Costs                      2.5% x non-particip'n revenue
Building Operating Costs                        2.5% x slot win
Property Tax                                    2.0% x assets except cash
Advertising/Media Marketing                     3.0% x slot win
Promotion:
   Complimentary Food                            20% x food sales
   Complimentary Beverages                       50% x beverage sales
   Other Players' Club                          3.5% x slot win
   Bussing & Other                              3.0% x slot win
Annual interest on long-term debt                10%
Combined corporate income tax rate               30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                    Food              Beverage
Total Sales                          15%          7% x slot win
Cost of Goods Sold                   40%         20% x gross sales
Direct Payroll                       40%         20% x gross sales
Payroll Taxes & Benefits             20%         20% x direct payroll
Other Operating Costs                20%         15% x gross sales

F & B equipment                              $2,000  per slot

Projected Total Jobs                            940  FTE

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357926

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES: 1000 SLOTS, $350/DAY/SLOT

     D10 WHAT ROI, GIVEN UP-FRONT FEE AND RETENTION RATE

$ (million)

   $60        -13.1%    -11.4%     -9.8%      -8.2%     -6.6%     -5.0%      -3.5%     -2.0%     -0.6%       0.9%      2.3%

   $55        -12.4%    -10.6%     -8.9%      -7.2%     -5.6%     -4.0%      -2.4%     -0.9%      0.6%       2.1%      3.6%

   $50        -11.5%     -9.7%     -7.9%      -6.2%     -4.5%     -2.8%      -1.2%      0.4%      2.0%       3.5%      5.0%

   $45        -10.6%     -8.7%     -6.9%      -5.1%     -3.3%     -1.6%       0.1%      1.8%      3.4%       5.0%      6.6%

   $40         -9.6%     -7.6%     -5.7%      -3.8%     -2.0%     -0.2%       1.5%      3.3%      5.0%       6.6%      8.3%

   $35         -8.5%     -6.4%     -4.4%      -2.5%     -0.6%      1.3%       3.1%      4.9%      6.7%       8.4%     10.1%

   $30         -7.2%     -5.1%     -3.0%      -1.0%      1.0%      3.0%       4.9%      6.8%      8.6%      10.4%     12.2%

   $25         -5.9%     -3.6%     -1.5%       0.7%      2.8%      4.8%       6.8%      8.8%     10.8%      12.7%     14.6%

   $20         -4.4%     -2.0%      0.3%       2.6%      4.8%      6.9%       9.1%     11.2%     13.2%      15.2%     17.2%

retention rate:  30%       31%       32%        33%       34%       35%        36%       37%       38%        39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES: 1000 SLOTS, $350/DAY/SLOT

     E10 WHAT UP-FRONT FEE, GIVEN ROI AND RETENTION RATE

  ROI:

   32%            na        na        na         na        na        na         na        na        na         na     $ 1.0

   28%            na        na        na         na        na        na         na        na        na      $ 2.4     $ 5.0

   24%            na        na        na         na        na        na         na     $ 1.0     $ 3.9      $ 6.9      $9.8

   20%            na        na        na         na        na        na      $ 2.5     $ 5.7     $ 9.0      $12.2     $15.5

   16%            na        na        na         na     $ 0.6     $ 4.2      $ 7.8     $11.4     $15.1      $18.7     $22.3

   12%            na        na        na      $ 2.1     $ 6.2     $10.3      $14.3     $18.4     $22.5      $26.5     $30.6

    8%            na        na     $ 3.9      $ 8.6     $13.2     $17.8      $22.4     $27.0     $31.6      $36.2     $40.8

    4%          $0.8     $ 6.1     $11.4      $16.7     $21.9     $27.2      $32.5     $37.8     $43.1      $48.4     $53.7

    0%          $8.7     $14.8     $20.9      $27.1     $33.2     $39.4      $45.5     $51.7     $57.8      $63.9     $70.1

retention rate:   30%       31%       32%        33%       34%       35%        36%       37%       38%        39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES; 1000 SLOTS, $350/DAY/SLOT

     F10 WHAT RETENTION RATE, GIVEN ROI AND UP-FRONT FEE

$ (million)

   $60         35.7%     38.4%     41.2%      44.2%     47.3%     50.4%      53.7%     57.1%     60.5%      64.1%     67.7%

   $55         35.0%     37.6%     40.3%      43.1%     46.1%     49.0%      52.2%     55.4%     58.6%      62.1%     65.5%

   $50         34.3%     36.8%     39.3%      42.0%     44.8%     47.7%      50.6%     53.7%     56.8%      60.0%     63.3%

   $45         33.6%     36.0%     38.4%      40.9%     43.6%     46.3%      49.1%     52.0%     54.9%      58.0%     61.0%

   $40         32.9%     35.2%     37.5%      39.9%     42.4%     44.9%      47.6%     50.3%     53.1%      56.0%     58.8%

   $35         32.2%     34.3%     36.5%      38.8%     41.1%     43.5%      46.0%     48.6%     51.2%      53.9%     56.6%

   $30         31.5%     33.5%     35.6%      37.7%     39.9%     42.2%      44.5%     46.9%     49.3%      51.9%     54.4%

   $25         30.8%     32.7%     34.6%      36.6%     38.6%     40.8%      42.9%     45.2%     47.5%      49.8%     52.2%

   $20         30.1%     31.9%     33.7%      35.5%     37.4%     39.4%      41.4%     43.5%     45.6%      47.8%     50.0%

ROI:             -4%        0%        4%         8%       12%       16%        20%       24%       28%        32%       36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

SENSITIVITY ANALYSES; 1000 SLOTS, $400/DAY/SLOT

     D10UPS WHAT ROI, GIVEN UP-FRONT FEE AND RETENTION RATE

$ (million)

   $60        -10.0%     -8.1%     -6.3%      -4.6%     -2.8%     -1.2%       0.5%      2.1%      3.7%       5.3%      6.8%

   $55         -9.1%     -7.2%     -5.3%      -3.5%     -1.7%      0.0%       1.7%      3.4%      5.1%       6.7%      8.3%

   $50         -8.1%     -6.1%     -4.2%      -2.3%     -0.5%      1.3%       3.1%      4.8%      6.5%       8.2%      9.8%

   $45         -7.1%     -5.0%     -3.0%      -1.1%      0.8%      2.7%       4.5%      6.3%      8.1%       9.9%     11.6%

   $40         -5.9%     -3.8%     -1.7%       0.3%      2.3%      4.2%       6.2%      8.0%      9.9%      11.7%     13.5%

   $35         -4.7%     -2.4%     -0.3%       1.8%      3.9%      5.9%       7.9%      9.9%     11.8%      13.7%     15.6%

   $30         -3.3%     -0.9%      1.3%       3.5%      5.7%      7.8%       9.9%     12.0%     14.0%      16.0%     17.9%

   $25         -1.7%      0.7%      3.1%       5.4%      7.7%      9.9%      12.1%     14.3%     16.4%      18.5%     20.6%

   $20          0.0%      2.6%      5.1%       7.6%     10.0%     12.3%      14.6%     16.9%     19.2%      21.4%     23.6%

retention rate:  30%       31%       32%        33%       34%       35%        36%       37%       38%        39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES; 1000 SLOTS, $400/DAY/SLOT

     E10UPS WHAT UP-FRONT FEE, GIVEN ROI AND RETENTION RATE

  ROI:

   32%            na        na        na         na        na        na         na     $ 0.5     $ 3.3      $ 6.1     $ 8.9

   28%            na        na        na         na        na        na      $ 1.5     $ 4.5     $ 7.6      $10.6     $13.7

   24%            na        na        na         na        na     $ 2.5      $ 5.9     $ 9.3     $12.6      $16.0     $19.4

   20%            na        na        na      $ 0.0     $ 3.8     $ 7.5      $11.2     $14.9     $18.6      $22.4     $26.1

   16%            na        na     $ 1.0      $ 5.2     $ 9.3     $13.4      $17.6     $21.7     $25.9      $30.0     $34.1

   12%            na     $ 2.1     $ 6.7      $11.4     $16.0     $20.7      $25.3     $30.0     $34.6      $39.3     $43.9

    8%         $ 3.3     $ 8.5     $13.8      $19.1     $24.4     $29.6      $34.9     $40.2     $45.4      $50.7     $56.0

    4%         $10.7     $16.7     $22.7      $28.8     $34.8     $40.9      $46.9     $53.0     $59.0      $65.1     $71.0

    0%         $20.2     $27.2     $34.2      $41.2     $48.2     $55.3      $62.3     $69.3     $76.3      $83.3     $90.4

retention rate:   30%       31%       32%        33%       34%       35%        36%       37%       38%        39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES; 1000 SLOTS, $400/DAY/SLOT

     F10UPS WHAT RETENTION RATE, GIVEN ROI AND UP-FRONT FEE

$ (million)

   $60         33.3%     35.7%     38.2%      40.8%     43.5%     46.3%      49.2%     52.1%     55.1%      58.2%     61.4%

   $55         32.7%     35.0%     37.4%      39.9%     42.4%     45.1%      47.9%     50.6%     53.5%      56.4%     59.5%

   $50         32.1%     34.3%     36.6%      38.9%     41.4%     43.9%      46.5%     49.1%     51.9%      54.7%     57.5%

   $45         31.5%     33.6%     35.7%      38.0%     40.3%     42.7%      45.2%     47.6%     50.2%      52.9%     55.6%

   $40         30.9%     32.9%     34.9%      37.0%     39.2%     41.5%      43.8%     46.2%     48.6%      51.1%     53.7%

   $35         30.3%     32.1%     34.1%      36.1%     38.1%     40.2%      42.5%     44.7%     47.0%      49.3%     51.7%

   $30         29.7%     31.4%     33.3%      35.1%     37.1%     39.0%      41.1%     43.2%     45.4%      47.6%     49.8%

   $25         29.1%     30.7%     32.4%      34.2%     36.0%     37.8%      39.8%     41.7%     43.7%      45.8%     47.8%

   $20         28.5%     30.0%     31.6%      33.2%     34.9%     36.6%      38.4%     40.2%     42.1%      44.0%     45.9%

ROI:             -4%        0%        4%         8%       12%       16%        20%       24%       28%        32%       36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES; 1500 SLOTS, $380/DAY/SLOT

     D15UPS WHAT ROI, GIVEN UP-FRONT FEE AND RETENTION RATE


$ (million)

   $60         -5.3%     -3.1%     -0.8%       1.3%      3.4%      5.5%       7.5%      9.5%     11.5%      13.3%     15.3%

   $55         -4.4%     -2.0%      0.3%       2.5%      4.7%      6.8%       8.9%     11.0%     13.0%      15.0%     16.9%

   $50         -3.3%     -0.9%      1.5%       3.8%      6.0%      8.2%      10.4%     12.5%     14.6%      16.6%     18.7%

   $45         -2.2%      0.3%      2.8%       5.1%      7.5%      9.8%      12.0%     14.2%     16.4%      18.5%     20.6%

   $40         -1.0%      1.6%      4.2%       6.6%      9.1%     11.4%      13.7%     16.0%     18.3%      20.5%     22.7%

   $35          0.3%      3.1%      5.7%       8.3%     10.8%     13.3%      15.7%     18.0%     20.4%      22.7%     25.0%

   $30          1.8%      4.6%      7.4%      10.1%     12.7%     15.3%      17.8%     20.3%     22.7%      25.1%     27.5%

   $25          3.4%      6.4%      9.3%      12.1%     14.8%     17.5%      20.1%     22.7%     25.3%      27.8%     30.3%

   $20          5.2%      8.3%     11.3%      14.3%     17.2%     20.0%      22.8%     25.5%     28.2%      30.9%     33.5%

retention rate:  30%       31%       32%        33%       34%       35%        36%       37%       38%        39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 1500 SLOTS, $380/DAY/SLOT

      E15UPS WHAT UP-FRONT FEE, GIVEN ROI AND RETENTION RATE

    ROI:

    32%               na       na       na       na       na   $  2.3   $  6.3   $ 10.3   $ 14.3   $ 18.3   $ 22.3

    28%               na       na       na       na   $  2.9   $  7.3   $ 11.6   $ 16.0   $ 20.4   $ 24.7   $ 29.1

    24%               na       na       na   $  3.5   $  8.3   $ 13.1   $ 17.9   $ 22.7   $ 27.5   $ 32.3   $ 37.1

    20%               na       na   $  4.1   $  9.4   $ 14.7   $ 20.0   $ 25.3   $ 30.6   $ 35.9   $ 41.2   $ 46.5

    16%               na   $  4.8   $ 10.7   $ 16.6   $ 22.5   $ 28.4   $ 34.3   $ 40.2   $ 46.1   $ 52.0   $ 57.9

    12%           $  5.3   $ 12.0   $ 18.6   $ 25.2   $ 31.8   $ 38.5   $ 45.1   $ 51.7   $ 58.3   $ 65.0   $ 71.6

     8%           $ 13.4   $ 20.9   $ 28.4   $ 35.9   $ 43.4   $ 50.9   $ 58.4   $ 65.9   $ 73.4   $ 81.0   $ 88.5

     4%           $ 23.4   $ 32.0   $ 40.7   $ 49.3   $ 57.9   $ 66.5   $ 75.1   $ 83.7   $ 92.3   $100.9   $109.6

     0%           $ 36.4   $ 46.4   $ 56.4   $ 66.4   $ 76.4   $ 86.4   $ 96.4   $106.4   $116.4   $126.4   $136.5

retention rate:       30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 1500 SLOTS, $380/DAY/SLOT

      F15UPS WHAT RETENTION RATE, GIVEN ROI AND UP-FRONT FEE

$ (million)

    $ 60      30.6%   32.4%   34.3%   36.3%   38.3%   40.4%   42.6%   44.8%   47.1%   49.5%   51.9%

    $ 55      30.2%   31.9%   33.7%   35.6%   37.6%   39.6%   41.7%   43.8%   46.0%   48.3%   50.5%

    $ 50      29.8%   31.4%   33.1%   35.0%   36.8%   38.7%   40.7%   42.7%   44.8%   47.0%   49.2%

    $ 45      29.3%   30.9%   32.5%   34.3%   36.1%   37.9%   39.8%   41.7%   43.7%   45.8%   47.8%

    $ 40      28.9%   30.4%   32.0%   33.6%   35.3%   37.0%   38.8%   40.7%   42.6%   44.5%   46.5%

    $ 35      28.5%   29.9%   31.4%   32.9%   34.6%   36.2%   37.9%   39.6%   41.4%   43.3%   45.1%

    $ 30      28.1%   29.4%   30.8%   32.3%   33.8%   35.3%   36.9%   38.6%   40.3%   42.0%   43.7%

    $ 25      27.6%   28.9%   30.2%   31.6%   33.1%   34.5%   36.0%   37.5%   39.1%   40.8%   42.4%

    $ 20      27.2%   28.4%   29.6%   30.9%   32.3%   33.6%   35.0%   36.5%   38.0%   39.5%   41.0%

    ROI:        -4%      0%      4%      8%     12%     16%     20%     24%     28%     32%     36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e. 35% "with"=30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2000 SLOTS, $320/DAY/SLOT

      D20 WHAT ROI, GIVEN UP-FRONT FEE AND RETENTION RATE

$ (million)

   $ 60           -6.5%    -4.1%    -1.7%     0.6%     2.9%     5.1%     7.2%     9.3%    11.3%    13.4%    15.4%

   $ 55           -5.6%    -3.1%    -0.7%     1.7%     4.0%     6.3%     8.5%    10.6%    12.7%    14.8%    16.9%

   $ 50           -4.7%    -2.1%     0.4%     2.8%     5.2%     7.6%     9.8%    12.1%    14.2%    16.4%    18.5%

   $ 45           -3.7%    -1.0%     1.6%     4.1%     6.5%     8.9%    11.3%    13.6%    15.9%    18.1%    20.3%

   $ 40           -2.6%     0.1%     2.8%     5.4%     8.0%    10.5%    12.9%    15.3%    17.6%    19.9%    22.2%

   $ 35           -1.4%     1.4%     4.2%     6.9%     9.5%    12.1%    14.6%    17.1%    19.5%    21.9%    24.3%

   $ 30           -0.2%     2.8%     5.7%     8.5%    11.2%    13.9%    16.5%    19.1%    21.6%    24.1%    26.6%

   $ 25            1.2%     4.3%     7.3%    10.3%    13.1%    15.9%    18.6%    21.3%    23.9%    26.5%    29.1%

   $ 20            2.8%     6.0%     9.1%    12.2%    15.2%    18.1%    20.9%    23.7%    26.5%    29.2%    31.9%

retention rate:     30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2000 SLOTS, $320/DAY/SLOT

      E20 WHAT UP-FRONT FEE, GIVEN ROI AND RETENTION RATE

     ROI:

     32%              na       na       na       na       na       na   $  1.9   $  6.4   $ 10.9   $ 15.4   $ 19.9

     28%              na       na       na       na       na   $  2.6   $  7.5   $ 12.4   $ 17.3   $ 22.2   $ 27.1

     24%              na       na       na       na   $  3.4   $  8.8   $ 14.2   $ 19.5   $ 24.9   $ 30.3   $ 35.7

     20%              na       na       na   $  4.2   $ 10.1   $ 16.1   $ 22.0   $ 28.0   $ 33.9   $ 39.9   $ 45.8

     16%              na       na   $  4.9   $ 11.5   $ 18.2   $ 24.8   $ 31.4   $ 38.1   $ 44.7   $ 51.3   $ 57.9

     12%              na   $  5.7   $ 13.1   $ 20.5   $ 28.0   $ 35.4   $ 42.9   $ 50.3   $ 57.7   $ 65.2   $ 72.6

      8%          $  6.3   $ 14.7   $ 23.2   $ 31.6   $ 40.0   $ 48.5   $ 56.9   $ 65.4   $ 73.8   $ 82.2   $ 90.7

      4%          $ 16.5   $ 26.2   $ 35.8   $ 45.5   $ 55.2   $ 64.8   $ 74.5   $ 84.2   $ 93.8   $103.5   $113.3

      0%          $ 29.5   $ 40.8   $ 52.0   $ 63.2   $ 74.4   $ 85.7   $ 96.9   $108.2   $119.4   $130.6   $141.9

retention rate:       30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2000 SLOTS, $320/DAY/SLOT

      F20 WHAT RETENTION RATE, GIVEN ROI AND UP-FRONT FEE

$ (million)

   $ 60         31.1%   32.8%   34.5%   36.4%   38.3%   40.4%   42.4%   44.6%   46.7%   49.0%   51.3%

   $ 55         30.7%   32.4%   34.0%   35.8%   37.6%   39.6%   41.6%   43.7%   45.7%   47.9%   50.1%

   $ 50         30.3%   31.9%   33.5%   35.2%   37.0%   38.9%   40.7%   42.7%   44.7%   46.8%   48.9%

   $ 45         29.9%   31.5%   33.0%   34.6%   36.3%   38.1%   39.9%   41.8%   43.7%   45.7%   47.7%

   $ 40         29.6%   31.0%   32.5%   34.1%   35.7%   37.4%   39.1%   40.9%   42.7%   44.6%   46.5%

   $ 35         29.2%   30.6%   31.9%   33.5%   35.0%   36.6%   38.2%   39.9%   41.6%   43.4%   45.2%

   $ 30         28.8%   30.1%   31.4%   32.9%   34.3%   35.8%   37.4%   39.0%   40.6%   42.3%   44.0%

   $ 25         28.4%   29.7%   30.9%   32.3%   33.7%   35.1%   36.5%   38.0%   39.6%   41.2%   42.8%

   $ 20         28.0%   29.2%   30.4%   31.7%   33.0%   34.3%   35.7%   37.1%   38.6%   40.1%   41.6%

   ROI:           -4%      0%      4%      8%     12%     16%     20%     24%     28%     32%     36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e. 35% "with"=30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2000 SLOTS, $350/DAY/SLOT

      D20UPS WHAT ROI, GIVEN UP-FRONT FEE AND RETENTION RATE

$ (million)

    $ 60              -3.5%    -0.9%     1.6%     4.0%     6.3%     8.6%    10.9%    13.1%    15.3%    17.4%    19.5%

    $ 55              -2.5%     0.1%     2.7%     5.1%     7.6%     9.9%    12.3%    14.5%    16.8%    19.0%    21.1%

    $ 50              -1.5%     1.2%     3.8%     6.4%     8.9%    11.3%    13.7%    16.1%    18.4%    20.7%    22.9%

    $ 45              -0.4%     2.4%     5.1%     7.8%    10.3%    12.9%    15.3%    17.8%    20.2%    22.5%    24.8%

    $ 40               0.8%     3.7%     6.5%     9.2%    11.9%    14.5%    17.1%    19.6%    22.1%    24.5%    26.9%

    $ 35               2.1%     5.1%     8.0%    10.8%    13.6%    16.3%    19.0%    21.6%    24.1%    26.7%    29.2%

    $ 30               3.5%     6.6%     9.6%    12.6%    15.4%    18.3%    21.0%    23.7%    26.4%    29.0%    31.6%

    $ 25               5.0%     8.2%    11.4%    14.5%    17.5%    20.4%    23.3%    26.1%    28.9%    31.7%    34.4%

    $ 20               6.7%    10.1%    13.4%    16.6%    19.7%    22.8%    25.8%    28.8%    31.7%    34.6%    37.4%

retention rate:         30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2000 SLOTS, $350/DAY/SLOT

      E20UPS WHAT UP-FRONT FEE, GIVEN ROI AND RETENTION RATE

     ROI:

     32%             na       na       na       na       na   $  4.8   $  9.7   $ 14.6   $ 19.5   $ 24.5   $ 29.4

     28%             na       na       na   $  0.0   $  5.4   $ 10.7   $ 16.1   $ 21.5   $ 26.8   $ 32.2   $ 37.6

     24%             na       na   $  0.0   $  5.9   $ 11.8   $ 17.7   $ 23.6   $ 29.5   $ 35.4   $ 41.3   $ 47.2

     20%             na   $  0.0   $  6.5   $ 13.0   $ 19.5   $ 26.0   $ 32.5   $ 39.0   $ 45.5   $ 52.0   $ 58.5

     16%             na   $  6.9   $ 14.2   $ 21.4   $ 28.6   $ 35.9   $ 43.1   $ 50.4   $ 57.6   $ 64.9   $ 72.1

     12%         $  7.2   $ 15.4   $ 23.5   $ 31.6   $ 39.8   $ 47.9   $ 56.1   $ 64.2   $ 72.3   $ 80.5   $ 88.6

      8%         $ 16.6   $ 25.8   $ 35.0   $ 44.3   $ 53.5   $ 62.7   $ 71.9   $ 81.2   $ 90.4   $ 99.6   $108.8

      4%         $ 28.3   $ 38.9   $ 49.5   $ 60.1   $ 70.6   $ 81.2   $ 91.8   $102.4   $112.9   $123.5   $134.1

      0%         $ 43.4   $ 55.6   $ 67.9   $ 80.2   $ 92.5   $104.8   $117.1   $129.4   $141.6   $153.9   $166.2

retention rate:      30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2000 SLOTS, $350/DAY/SLOT

      F20UPS WHAT RETENTION RATE, GIVEN ROI AND UP-FRONT FEE

$ (million)

   $ 60      29.8%   31.4%   33.0%   34.8%   36.5%   38.4%   40.3%   42.2%   44.2%   46.3%   48.4%

   $ 55      29.5%   31.0%   32.5%   34.3%   35.9%   37.7%   39.5%   41.4%   43.3%   45.3%   47.3%

   $ 50      29.1%   30.6%   32.1%   33.7%   35.3%   37.0%   38.8%   40.5%   42.4%   44.3%   46.2%

   $ 45      28.8%   30.2%   31.6%   33.2%   34.7%   36.3%   38.0%   39.7%   41.4%   43.2%   45.1%

   $ 40      28.5%   29.8%   31.2%   32.6%   34.1%   35.7%   37.2%   38.8%   40.5%   42.2%   44.0%

   $ 35      28.1%   29.3%   30.7%   32.1%   33.4%   35.0%   36.4%   38.0%   39.6%   41.2%   42.8%

   $ 30      27.8%   28.9%   30.2%   31.5%   32.8%   34.3%   35.7%   37.1%   38.7%   40.2%   41.7%

   $ 25      27.4%   28.5%   29.8%   31.0%   32.2%   33.6%   34.9%   36.3%   37.7%   39.1%   40.6%

   $ 20      27.1%   28.1%   29.3%   30.4%   31.6%   32.9%   34.1%   35.4%   36.8%   38.1%   39.5%

   ROI:        -4%      0%      4%      8%     12%     16%     20%     24%     28%     32%     36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2500 SLOTS, $290/DAY/SLOT

      D25 WHAT ROI, GIVEN UP-FRONT FEE AND RETENTION RATE

$ (million)

    $ 60          -6.8%    -4.2%    -1.7%     0.8%     3.2%     5.5%     7.8%    10.0%    12.2%    14.3%    16.4%

    $ 55          -6.0%    -3.3%    -0.7%     1.8%     4.3%     6.6%     9.0%    11.3%    13.5%    15.7%    17.8%

    $ 50          -5.1%    -2.4%     0.3%     2.9%     5.4%     7.9%    10.3%    12.6%    14.9%    17.2%    19.4%

    $ 45          -4.2%    -1.4%     1.4%     4.0%     6.6%     9.2%    11.7%    14.1%    16.4%    18.8%    21.1%

    $ 40          -3.2%    -0.3%     2.5%     5.3%     8.0%    10.6%    13.1%    15.6%    18.1%    20.5%    22.9%

    $ 35          -2.2%     0.9%     3.8%     6.7%     9.4%    12.1%    14.8%    17.3%    19.9%    22.4%    24.8%

    $ 30          -1.0%     2.1%     5.2%     8.1%    11.0%    13.8%    16.5%    19.2%    21.8%    24.4%    27.0%

    $ 25           0.3%     3.5%     6.7%     9.7%    12.7%    15.6%    18.4%    21.2%    24.0%    26.7%    29.3%

    $ 20           1.6%     5.0%     8.3%    11.5%    14.6%    17.6%    20.5%    23.4%    26.3%    29.1%    31.9%

retention rate:     30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2500 SLOTS, $290/DAY/SLOT

      E25 WHAT UP-FRONT FEE, GIVEN ROI AND RETENTION RATE

    ROI:

    32%              na       na        na       na       na       na       na   $  4.5   $  9.6   $ 14.7   $ 19.8

    28%              na       na        na       na       na   $  0.0   $  5.6   $ 11.1   $ 16.7   $ 22.2   $ 27.8

    24%              na       na        na       na   $  0.6   $  6.7   $ 12.8   $ 18.9   $ 25.0   $ 31.1   $ 37.2

    20%              na       na        na   $  1.1   $  7.8   $ 14.6   $ 21.3   $ 28.0   $ 34.8   $ 41.5   $ 48.3

    16%              na       na    $  1.5   $  9.0   $ 16.5   $ 24.0   $ 31.5   $ 39.0   $ 46.5   $ 54.0   $ 61.5

    12%              na   $  1.8    $ 10.2   $ 18.6   $ 27.1   $ 35.5   $ 43.9   $ 52.3   $ 60.8   $ 69.2   $ 77.6

     8%          $  1.8   $ 11.4    $ 20.9   $ 30.5   $ 40.1   $ 49.6   $ 59.2   $ 68.7   $ 78.3   $ 87.8   $ 97.4

     4%          $ 12.5   $ 23.5    $ 34.4   $ 45.4   $ 56.3   $ 67.3   $ 78.2   $ 89.2   $100.1   $111.1   $122.0

     0%          $ 26.2   $ 38.9    $ 51.6   $ 64.3   $ 77.1   $ 89.8   $102.5   $115.2   $128.0   $140.7   $153.4

retention rate:      30%      31%       32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2500 SLOTS, $290/DAY/SLOT

      F25 WHAT RETENTION RATE, GIVEN ROI AND UP-FRONT FEE

$ (million)

   $ 60      31.1%   32.7%   34.4%   36.1%   38.0%   39.8%   41.8%   43.8%   45.8%   47.9%   50.1%

   $ 55      30.8%   32.3%   33.9%   35.6%   37.4%   39.1%   41.1%   43.0%   44.9%   46.9%   49.0%

   $ 50      30.4%   31.9%   33.5%   35.1%   36.8%   38.5%   40.3%   42.2%   44.0%   46.0%   48.0%

   $ 45      30.1%   31.5%   33.0%   34.5%   36.2%   37.8%   39.6%   41.3%   43.1%   45.0%   46.9%

   $ 40      29.8%   31.2%   32.6%   34.0%   35.6%   37.2%   38.8%   40.5%   42.2%   44.0%   45.8%

   $ 35      29.4%   30.8%   32.1%   33.5%   35.0%   36.5%   38.1%   39.7%   41.3%   43.0%   44.7%

   $ 30      29.1%   30.4%   31.6%   33.0%   34.4%   35.8%   37.3%   38.9%   40.4%   42.1%   43.7%

   $ 25      28.7%   30.0%   31.2%   32.4%   33.8%   35.2%   36.6%   38.0%   39.5%   41.1%   42.6%

   $ 20      28.4%   29.6%   30.7%   31.9%   33.2%   34.5%   35.8%   37.2%   38.6%   40.1%   41.5%

   ROI:        -4%      0%      4%      8%     12%     16%     20%     24%     28%     32%     36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2500 SLOTS, $320/DAY/SLOT

      D25UPS WHAT ROI, GIVEN UP-FRONT FEE AND RETENTION RATE

$ (million)

    $ 60          -3.3%    -0.5%     2.1%     4.7%     7.2%     9.7%    12.1%    14.4%    16.7%    19.0%    21.2%

    $ 55          -2.4%     0.5%     3.2%     5.8%     8.4%    10.9%    13.4%    15.8%    18.2%    20.5%    22.8%

    $ 50          -1.4%     1.5%     4.3%     7.0%     9.7%    12.3%    14.8%    17.3%    19.7%    22.1%    24.5%

    $ 45          -0.4%     2.6%     5.5%     8.3%    11.0%    13.7%    16.3%    18.9%    21.4%    23.9%    26.3%

    $ 40           0.7%     3.8%     6.8%     9.7%    12.5%    15.3%    18.0%    20.6%    23.2%    25.8%    28.3%

    $ 35           1.9%     5.1%     8.2%    11.2%    14.1%    17.0%    19.7%    22.5%    25.2%    27.8%    30.4%

    $ 30           3.2%     6.5%     9.7%    12.8%    15.8%    18.8%    21.7%    24.5%    27.3%    30.1%    32.8%

    $ 25           4.6%     8.0%    11.3%    14.6%    17.7%    20.8%    23.8%    26.7%    29.7%    32.5%    35.3%

    $ 20           6.2%     9.7%    13.1%    16.5%    19.8%    23.0%    26.1%    29.2%    32.3%    35.2%    38.2%

retention rate:     30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2500 SLOTS, $320/DAY/SLOT

      E25UPS WHAT UP-FRONT FEE, GIVEN ROI AND RETENTION RATE

     ROI:

     32%              na       na       na       na       na   $  3.6   $  9.2   $ 14.8   $ 20.5   $ 26.1   $ 31.7

     28%              na       na       na       na   $  4.4   $ 10.2   $ 16.3   $ 22.4   $ 28.5   $ 34.7   $ 40.8

     24%              na       na       na   $  4.4   $ 11.1   $ 17.9   $ 24.6   $ 31.3   $ 38.0   $ 44.8   $ 51.5

     20%              na       na   $  4.6   $ 12.1   $ 19.5   $ 27.0   $ 34.4   $ 41.8   $ 49.3   $ 56.7   $ 64.2

     16%              na   $  4.7   $ 13.0   $ 21.3   $ 29.6   $ 37.9   $ 46.2   $ 54.4   $ 62.7   $ 71.0   $ 79.3

     12%          $  4.6   $ 13.9   $ 23.2   $ 32.5   $ 41.8   $ 51.1   $ 60.4   $ 69.7   $ 79.0   $ 88.3   $ 97.6

      8%          $ 14.7   $ 25.2   $ 35.8   $ 46.3   $ 56.8   $ 67.4   $ 77.9   $ 88.4   $ 99.0   $109.6   $120.1

      4%          $ 27.3   $ 39.4   $ 51.5   $ 63.6   $ 75.6   $ 87.7   $ 99.8   $111.9   $124.0   $136.1   $148.2

      0%          $ 43.4   $ 57.5   $ 71.5   $ 85.6   $ 99.6   $113.6   $127.7   $141.7   $155.8   $169.8   $183.9

retention rate:       30%      31%      32%      33%      34%      35%      36%      37%      38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 2500 SLOTS, $320/DAY/SLOT

      F25UPS WHAT RETENTION RATE, GIVEN ROI AND UP-FRONT FEE

$ (million)

   $ 60      29.8%   31.2%   32.8%   34.3%   36.0%   37.7%   39.5%   41.3%   43.2%   45.1%   47.0%

   $ 55      29.5%   30.9%   32.4%   33.8%   35.5%   37.1%   38.8%   40.6%   42.4%   44.2%   46.0%

   $ 50      29.2%   30.5%   32.0%   33.4%   34.9%   36.5%   38.2%   39.8%   41.6%   43.3%   45.1%

   $ 45      28.9%   30.2%   31.5%   32.9%   34.4%   35.9%   37.5%   39.1%   40.7%   42.4%   44.1%

   $ 40      28.6%   29.8%   31.1%   32.5%   33.9%   35.3%   36.8%   38.4%   39.9%   41.6%   43.2%

   $ 35      28.3%   29.5%   30.7%   32.0%   33.3%   34.7%   36.1%   37.6%   39.1%   40.7%   42.2%

   $ 30      28.0%   29.1%   30.3%   31.5%   32.8%   34.1%   35.5%   36.9%   38.3%   39.8%   41.2%

   $ 25      27.7%   28.8%   29.8%   31.1%   32.2%   33.5%   34.8%   36.1%   37.4%   38.9%   40.3%

   $ 20      27.4%   28.4%   29.4%   30.6%   31.7%   32.9%   34.1%   35.4%   36.6%   38.0%   39.3%

   ROI:        -4%      0%      4%      8%     12%     16%     20%     24%     28%     32%     36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

7/2/03                       CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES